SUPPLEMENT TO THE
SPARTAN(registered trademark) ARIZONA
MUNICIPAL FUNDS
PROSPECTUS
DATED OCTOBER 25, 1995
   Effective February 1, 1996, the following information replaces similar information found under "Expenses" beginning on page 6.
SPARTAN ARIZONA MONEY MARKET
Management fee (after reimbursement)     .20%
12b-1 fee None
Other expenses     .00%
Total fund operating expenses    .20%
SPARTAN ARIZONA INCOME
   Management fee (after reimbursement)         .25%
12b-1 fee     None
Other expenses         .00%
    Total fund operating expenses           .25%
SPARTAN ARIZONA MONEY MARKET
 Account open Account closed
After 1 year $ 2 $ 7
After 3 years $ 6 $ 11
After 5 years $ 11 $ 16
After 10 years $ 26 $ 31
SPARTAN ARIZONA INCOME
 Account open Account closed
   After 1 year $ 1 $ 8
After 3 years $ 3 $ 13
After 5 years $ 6 $ 19
After 10 years $ 13 $ 37
FMR has voluntarily agreed to temporarily limit Spartan Arizona Municipal Money Market Portfolio's operating expenses to .20% of its average net assets and Spartan Arizona Municipal Income Portfolio's operating expenses to .25% of its average net assets. If these agreements were not in effect, the management fee, other expenses, and total operating expenses would be
 .50%, .00%, and .50%, respectively, for Spartan Arizona Municipal Money Market and .55%, .00%, and .55%, respectively, for Spartan Arizona Municipal Income. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.